UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 7, 2011
WINTRUST FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Illinois (State or other jurisdiction of Incorporation)	0-21923 (Commission File Number)	36-3873352 (I.R.S. Employer Identification No.)

727 North Bank Lane
Lake Forest, Illinois (Address of principal executive offices)	60045 (Zip Code)
Registrant’s telephone number, including area code (847) 615-4096
Not Applicable
(Former name or former address, if changed since last year)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.
     Attached hereto as Exhibit 99.1 are (i) selected financial highlights (unaudited) of Wintrust Financial Corporation (the “Company”) as of, and for the three- and twelve-month periods ended, December 31, 2010 and December 31 2009, (ii) the Company’s consolidated statements of condition as of December 31, 2010 (unaudited), September 30, 2010 (unaudited) and December 31, 2009, and (iii) the Company’s consolidated statements of income (unaudited) for the three- and twelve-month periods ended December 31, 2010 and December 31, 2009.
     The financial information attached was previously furnished by the Company as part of the press release included as Exhibit 99.1 to the Company’s Current Report on Form 8-K dated January 24, 2011, and is being furnished herewith to set forth with particularity the portions of such press release that are to be incorporated by reference into a prospectus supplement being filed by the Company.

Item 9.01.	Financial Statements and Exhibits.
          (d) Exhibits.

Exhibit No.	Description
99.1	Wintrust Financial Corporation Consolidated Financial Information.

Signature
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WINTRUST FINANCIAL CORPORATION (Registrant)
By:	/s/ David A. Dysktra
	Name:	David A. Dykstra
	Title:	Senior Executive Vice President and Chief Operating Officer

Date: February 7, 2011
Exhibit Index

Exhibit No.	Description
99.1	Wintrust Financial Corporation Consolidated Financial Information.

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